UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 3, 2008

AM OIL RESOURCES & TECHNOLOGY INC.
(Formerly Aventerra Explorations, Inc.)
(Exact name of registrant as specified in its charter)

NEVADA	333-151332
(State or other jurisdiction of incorporation)	(Commission File No.)

27240 Turnberry Lane, Suite 200
Valencia, California 91355
(Address of principal executive offices and Zip Code)

800-646-6570
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     On December 3, 2008, we amended our articles of incorporation and changed our name from Aventerra Explorations, Inc. to AM Oil Resources & Technology Inc.

ITEM 8.01 OTHER EVENTS.

     On December 3, 2008, we changed our office from 22 Notting Hill Gate, Suite 127, London, England VI1 3JE to 27240 Turnberry Lane, Suite 200, Valencia, California 91355. We also changed our telephone number from 44-207-526-2128 to 800-646-6570.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

3.1	Amended Articles of Incorporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 19th day of December 2008.

AM OIL RESOURCES & TECHNOLOGY INC.
(formerly, Aventerra Explorations, Inc.)

BY:	ANTHONY MILLER
Anthony Miller
President, Principal Executive Officer,
Principal Financial Officer and a member of
the Board of Directors